EXHIBIT 10.1

            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of April 22, 1999 is made among APRIA HEALTHCARE GROUP INC., a corporation organized and existing under the laws of the State of Delaware ("Apria") and the Subsidiaries of Apria identified on the signature pages of this Amendment and any Subsidiary of Apria that, subject to Section
9.13 of the Credit Agreement, shall have executed a Joinder Agreement (Apria and such Subsidiaries are referred to individually as a "Borrower" and, collectively, as the "Borrowers"), each of the financial institutions listed on
Schedule I to the Credit Agreement or that, pursuant to Section 13.4 of the Credit Agreement, shall become a "Bank" thereunder (individually, a "Bank" and, collectively, the "Banks"), NATIONSBANK OF TEXAS, N.A., as the Syndication Agent, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Administrative and Collateral Agent.

                                    RECITALS

     I. The Borrowers, the Banks, the Syndication Agent and the Administrative and Collateral Agent are parties to the Amended and Restated Credit Agreement dated as of November 13, 1998, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of January 15, 1999, as amended by the Second Amendment to Amended and Restated Credit Agreement, dated as of February 23, 1999 (the "Credit Agreement"), pursuant to which the Banks extended certain credit to the Borrowers.

     II. Pursuant to certain sections of the Credit Agreement, Apria is required to issue certain Senior Subordinated Debentures on or prior to April 23, 1999.


     III. The Borrowers have requested that they be relieved of their obligation to issue such Senior Subordinated Debentures.

     IV. The Banks are willing to accommodate the request of the Borrowers on the terms and conditions specified in this Amendment.

                                    AGREEMENT

     In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

     1. Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:

     a. the definition of "Additional Permitted Subordinated Indebtedness" is amended and restated in its entirety as follows:

          "Additional Permitted Subordinated Indebtedness" shall mean up to $150,000,000 of other Indebtedness having a maturity of not less than five years and no scheduled amortization and containing other terms, including subordination provisions, acceptable to the Administration and Collateral Agent.

     b. the definition of "Change of Control" is amended by deleting the phrase "or as defined in the Senior Subordinated Debentures" in clause (z) of such definition.

     c. the definition of "Initial Acquisition Cap" is hereby deleted in its entirety.

     d. the definition of "Senior Subordinated Debentures" is deleted in its entirety.

     e.  the  definition  of  "Trigger  Date" is  deleted  in its  entirety.

     2.  Amendment  to  Section  5.2(a)(B).  Section  5.2(a)(B)  of  the  Credit
Agreement is hereby amended by deleting the phrase "other than the Senior Subordinated Debentures" at the end of such provision.

     3. Amendment to Section 5.2(a)(C). Section 5.2(a)(C) of the Credit Agreement is hereby amended by deleting "or Senior Subordinated Debentures" in each place that it appears.

     4. Amendment to Section 5.2(a)(E). Section 5.2(a)(E) of the Credit Agreement is hereby deleted in its entirety.

     5. Amendment to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended by deleting the last sentence thereof.

     6. Amendment to Section 9.1(i). Section 9.1(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(i) Monthly Financial Statements. Within 20 days after the close of each fiscal month in each fiscal year of Apria, (i) the consolidated balance sheet of Apria and its Subsidiaries as at the end of such monthly period and the related consolidated statements of income, retained earnings and cash flow, (ii) pro forma statements of cash flow, including sources and uses of cash, for Apria and its Subsidiaries for the next succeeding three month period, in form and substance reasonably satisfactory to the Administrative and Collateral Agent and the Required Banks, (iii) statements showing Apria and its Subsidiaries' Excess Cash Flow and (iv) an accounts receivable aging report with aging detail and bad debt exposure analysis. Within thirty (30) days after the close of each monthly accounting period in each fiscal year of Apria, a business overview narrative, including without limitation, the number of oxygen starts placed during the period. Notwithstanding anything to the contrary contained in the foregoing, commencing with financial statements for the fiscal month of July of 1999 and continuing thereafter, for any month during which the Borrowers' EBITDA for the immediately preceding fiscal quarter, as calculated pursuant to Section 10.10, was in excess of $40,000,000 (A) the Borrowers will not be required to produce the information required pursuant to this paragraph (i) clauses (i) through (iii), and (B) the Borrowers' obligation pursuant to this paragraph (i) to produce (x) the accounts receivable aging report required by clause (iv) and (y) the business overview narrative, shall be a quarterly reporting obligation under Section 9.1(a)."

     7. Amendment to Section 9.13(a). Section 9.13(a) of the Credit Agreement is hereby amended as follows:

     a. by amending and restating paragraph (i) in its entirety to read "Reserved"; and

     b. restating paragraph (ii) to read as follows:

         "withrespect to all Permitted  Transactions  (other  than   Subsidiary
          Reorganizations) after April 22, 1999, the sum (without duplication) of (I) cash paid by Apria in connection with such Permitted Transactions, (II) the Fair Market Value of Apria Common Stock issued in connection with such Permitted Transactions and (III) the amount (determined by using the face amount of the debt or the amount payable at maturity, whichever is greater) of all Permitted Debt incurred, assumed or acquired in all such Permitted Transactions, shall not exceed the sum of $56,900,000 in the aggregate (the "Acquisition Cap"); provided, that (x) for the fiscal year 1999, the Acquisition Cap shall be reduced on a dollar for dollar basis by the amount of any Unusual Cash Expenses incurred by the Borrowers and paid in fiscal year 1999;".

     8. Amendment to Section 9.15. Section 9.15 of the Credit Agreement is hereby amended and restated in its entirety to read "Reserved.".

     9. Amendment to Section 9.16. Section 9.16 of the Credit Agreement is hereby amended by deleting the phrase "the minimum balance of which prior to the Trigger Date shall not be less than $35,000,000," in clause (i) of such section.

     10. Amendment to Section 10.5(i). Section 10.5(i) of the Credit Agreement is hereby amended by deleting the reference to "Senior Subordinated Debentures".

     11. Amendment to Section 10.11(i). Section 10.11(i) of the Credit Agreement is hereby amended by deleting the proviso "; provided, however, that so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, Apria may refinance the Senior Subordinated Debentures in their entirety pursuant to Section 10.5(i)"

     12. Amendment to Section 11.11. Section 11.11 of the Credit Agreement is hereby deleted in its entirety.

     13. Representations. Each of the Borrowers represents and warrants to the Banks that (a) it has the corporate or partnership power to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of this Amendment and (b) upon the effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement. Each of Apria and its Material Subsidiaries has duly executed and delivered this Amendment and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable
principles   relating  to   enforceability.

     14. Conditions Precedent. The effectiveness of this Amendment is subject to the following:

     (i) the receipt by the Administrative and Collateral Agent of the consent of the Required Banks;

     (ii) the receipt by the Banks of a cash prepayment of the Loans by the Borrower, in the amount of $50,000,000 to be applied to permanently repay the Term Loans, in the inverse order of maturity.

     (iii) the receipt by the Administrative and Collateral Agent of an opinion of Borrower's counsel in a form and substance satisfactory to the Administrative and Collateral Agent;

     (iv) the receipt by the Administrative and Collateral Agent of this Amendment, duly executed and delivered by each of the Borrowers and the Administrative and Collateral Agent;

     (v) the Borrowers shall have paid to the Administrative and Collateral Agent for distribution to each Bank that approves this Amendment on or prior to 12:00 noon (Pacific Time) on April 21, 1999 an amendment fee equal to .125% of such Bank's Commitment Amount as in effect subsequent to the prepayment set forth in clause (ii) of this Section 9;

     (vi) the Borrowers shall have paid all fees owed to the Administrative and Collateral Agent in connection with this Amendment (including, but not limited to, reasonable fees and expenses of counsel) to the Administrative and Collateral Agent; and

     (vii) an officer's certificate of Apria to the effect that no Default or Event of Default has occurred or is continuing under the Credit Agreement and that each of the representations and warranties contained in Section 8 of the Credit Agreement are true and correct in all material respects as of the date of this Amendment with references to the Agreement being references to the Agreement as amended by this Amendment.

     15.Reference to and Effect on the Credit Agreement,  Notes and Guaranty.

     a. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     b. This Amendment shall be construed as one with the Credit Agreement and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

     c. All documents executed in connection with the Credit Agreement, including, but not limited to, the Notes and the Guaranty shall remain in full force and effect and are hereby ratified and confirmed with respect to the Credit Agreement, as amended hereby.

     16. Entire Agreement. This Amendment, together with the Credit Agreement and the other documents referred to in, or executed in connection with, the Credit Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Amendment.

     17.  Expenses.  The Borrowers  shall reimburse the Agents on demand for all
reasonable  costs,   expenses  and  charges   (including,   without  limitation,
reasonable fees and charges of legal counsel and other consultants for the Agents) incurred by the Agents in connection with the preparation, performance or enforcement of this Amendment.

     18. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

     19. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     20. Captions. The captions and section headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

     21. Counterparts. This Amendment may be executed in any number of counterparts all of which when taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document.

     22. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

     IN WITNESS WHEREOF, the parties to this Amendment have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                           APRIA HEALTHCARE GROUP INC.
                           APRIA HEALTHCARE, INC.
                           APRIACARE MANAGEMENT SYSTEMS, INC.
                           APRIA NUMBER TWO, INC.
                           APRIA HEALTHCARE OF NEW YORK STATE, INC.



                           By:
                              ----------------------------------------
                              Name:  Robert S. Holcombe, Esq.
                              Title: Vice President, Secretary and General
                                     Counsel



                            BANK OF AMERICA NATIONAL TRUST AND
                            SAVINGS ASSOCIATION,
                            as Administrative and Collateral Agent



                            By:
                               ---------------------------------------
                               Name:  Christine Cordi
                               Title: Vice President